ACQUISITION	12 Months Ended
Dec. 31, 2010
ACQUISITION
3.	ACQUISITION

July 1, 2009, CUI Global acquired CUI Japan (formerly Comex Instruments Ltd.) and 49% of Comex Electronics Ltd.  The Purchase Price reflects the acquisition of 100% of CUI Japan (formerly Comex Instruments Ltd.) and 49% of Comex Electronics Ltd.  The total purchase price is approximately $260,000.  Terms of the acquisition called for three equal annual payments over three years to acquire the remaining 51% of Comex Electronics.  The terms of acquisition have been amended to allow CUI Global to acquire the remaining 51% at anytime during the five years following the initial acquisition.  In accordance with the Company’s charter, CUI Global maintains two of the three Comex Electronics board positions and therefore has effective control.

The following details the initial acquisition of CUI Japan and 49% of Comex Electronics Ltd.:

Purchase price	$103,589
Cash	116,152
Accounts receivable, trade	1,154,278
Other receivables	203,604
Inventory	1,043,688
Other current assets	17,450
Property & equipment, net	302,518
Deposits and other assets	78,102
Technology rights	34,278
Investments - long term	102,541
Intangible, Comex Electronics and CUI Japan	473,692
Liabilities assumed	(3,380,314)
Noncontrolling interest	(42,400)
$103,589

The table below summarizes the unaudited pro forma information of the results of operations as though the acquisition had been completed as of January 1, 2009:

2009
Gross revenue	$26,543,124
Total expenses	42,593,071
Consolidated Net (loss) from continuing operations	$(16,049,947)
Net (loss) from discontinued operations	$(563,978)
Consolidated Net (loss)	$(16,613,925)
Less: Net profit (loss) - noncontrolling interest	$(287,629)
Net profit (loss) - attributable to CUI Global, Inc. before taxes before taxes	$(16,326,296)
Earnings per share	$(0.10)